UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On April 18, 2007, State Street Corporation’s shareholders approved a proposal to amend State Street’s Restated Articles of Organization to increase the number of shares of common stock authorized for issuance by State Street from 500,000,000 to 750,000,000.  A proposal for the amendment was disclosed in a definitive proxy statement filed by State Street on March 19, 2007.  On April 23, 2007, State Street filed Articles of Amendment to its Restated Articles of Organization with the Secretary of the Commonwealth of the Commonwealth of Massachusetts to effect the amendment.  A copy of the Articles of Amendment, which became effective on April 23, 2007, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)                                 Exhibits

3.1                                 Articles of Amendment to Restated Articles of Organization, as amended, effective April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ James J. Malerba
Name:	James J. Malerba
Title:	Senior Vice President and Corporate Controller

Date: April 26, 2007